--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-17
                            POOL PROFILE (6/15/2001)

--------------------------------------------------------------------------------

                                       -----------------   --------------------
                                              BID               TOLERANCE
                                       -----------------   --------------------
AGGREGATE PRINCIPAL BALANCE                $700,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Jul-01
INTEREST RATE RANGE                    5.500% - 10.000%
GROSS WAC                                         7.45%       (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     357           (+/- 2 month)

WALTV                                               73%           (maximum 79%)

CALIFORNIA %                                        40%           (maximum 45%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%           (maximum  5%)

AVERAGE LOAN BALANCE                           $425,000      (maximum $428,000)
LARGEST INDIVIDUAL LOAN BALANCE                $999,999    (maximum $1,500,000)

CASH-OUT REFINANCE %                                22%          (maximum  25%)

PRIMARY RESIDENCE %                                 95%           (minimum 90%)

SINGLE-FAMILY DETACHED %                            91%           (minimum 87%)

FULL DOCUMENTATION %                                91%           (minimum 88%)

PREPAYMENT PENALTY %                                 0%            (maximum 1%)

UNINSURED > 80% LTV %                                1%            (maximum 2%)

TEMPORARY BUYDOWNS                                   0%           (maximum  1%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-17
                               PRICING INFORMATION

--------------------------------------------------------------------------------


RATING AGENCIES                           TBD by Wells Fargo

PASS THRU RATE                                         6.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.08%

PRICING DATE                                             TBD

FINAL STRUCTURE DUE DATE                           11-Jul-01            9:00 AM

SETTLEMENT DATE                                    30-Jul-01

ASSUMED SUB LEVELS                                       AAA      3.500%
                                                          AA       TBD
                                                           A       TBD
                                                         BBB       TBD
                                                          BB       TBD
                                                           B       TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*    THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-17. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Lori Maller (301) 846-8185


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                          WFASC DENOMINATION POLICY
--------------------------------------------------------------------------------------------------------------

DESCRIPTION OF CERTIFICATES
--------------------------------------------------------------------------------------------------------------
                      TYPE OF CERTIFICATE                            MINIMUM         PHYSICAL     BOOK ENTRY
                                                                   DENOMINATION    CERTIFICATES  CERTIFICATES
                                                                      (1)(4)
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
PAC, TAC, Scheduled, Floaters, NAS (subject to reasonable            $25,000          Allowed      Allowed
prepayment support)
--------------------------------------------------------------------------------------------------------------
Accrual and Sequential                                               $25,000          Allowed      Allowed
--------------------------------------------------------------------------------------------------------------
Inverse Floater, PO, Subclasses of the Class A that provide          $100,000        Required    Not Allowed
credit protection to the Class A, Complex multi-component
certificates, PAC Companion
--------------------------------------------------------------------------------------------------------------
Notional and Nominal Face IO                                           (2)           Required    Not Allowed
--------------------------------------------------------------------------------------------------------------
Residual Certificates                                                  (3)           Required    Not Allowed
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CLASS B (Investment Grade)                                           $100,000         Allowed      Allowed
--------------------------------------------------------------------------------------------------------------
CLASS B (Non-Investment Grade)                                       $250,000        Required    Not Allowed
--------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE PAC/TAC/SCHEDULED COMPANION CLASSES IN $1000 DENOMINATIONS)

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-17
                            POOL PROFILE (6/15/2001)

--------------------------------------------------------------------------------

                                       -----------------   --------------------
                                              BID               TOLERANCE
                                       -----------------   --------------------
AGGREGATE PRINCIPAL BALANCE                $700,000,000             (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Jul-01
INTEREST RATE RANGE                    5.500% - 10.000%
GROSS WAC                                         7.45%       (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     357           (+/- 2 month)

WALTV                                               73%           (maximum 79%)

CALIFORNIA %                                        40%           (maximum 45%)
SINGLE LARGEST ZIP CODE CONCENTRATION                1%           (maximum  5%)

AVERAGE LOAN BALANCE                           $425,000      (maximum $428,000)
LARGEST INDIVIDUAL LOAN BALANCE                $999,999    (maximum $1,500,000)

CASH-OUT REFINANCE %                                22%          (maximum  25%)

PRIMARY RESIDENCE %                                 95%           (minimum 90%)

SINGLE-FAMILY DETACHED %                            91%           (minimum 87%)

FULL DOCUMENTATION %                                91%           (minimum 88%)

PREPAYMENT PENALTY %                                 0%            (maximum 1%)

UNINSURED > 80% LTV %                                1%            (maximum 2%)

TEMPORARY BUYDOWNS                                   0%           (maximum  1%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------
(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2001-17
                               PRICING INFORMATION

--------------------------------------------------------------------------------


RATING AGENCIES                           TBD by Wells Fargo

PASS THRU RATE                                         6.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.01%

PRICING DATE                                             TBD

FINAL STRUCTURE DUE DATE                           11-Jul-01            9:00 AM

SETTLEMENT DATE                                    30-Jul-01

ASSUMED SUB LEVELS                                       AAA       3.500%
                                                          AA        TBD
                                                           A        TBD
                                                         BBB        TBD
                                                          BB        TBD
                                                           B        TBD

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*    THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-17. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                   Brad Davis (301) 846-8009
                                                 Lori Maller (301) 846-8185


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                          WFASC DENOMINATION POLICY
--------------------------------------------------------------------------------------------------------------

DESCRIPTION OF CERTIFICATES
--------------------------------------------------------------------------------------------------------------
                      TYPE OF CERTIFICATE                            MINIMUM         PHYSICAL     BOOK ENTRY
                                                                   DENOMINATION    CERTIFICATES  CERTIFICATES
                                                                      (1)(4)
--------------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------------
PAC, TAC, Scheduled, Floaters, NAS (subject to reasonable            $25,000          Allowed      Allowed
prepayment support)
--------------------------------------------------------------------------------------------------------------
Accrual and Sequential                                               $25,000          Allowed      Allowed
--------------------------------------------------------------------------------------------------------------
Inverse Floater, PO, Subclasses of the Class A that provide          $100,000        Required    Not Allowed
credit protection to the Class A, Complex multi-component
certificates, PAC Companion
--------------------------------------------------------------------------------------------------------------
Notional and Nominal Face IO                                           (2)           Required    Not Allowed
--------------------------------------------------------------------------------------------------------------
Residual Certificates                                                  (3)           Required    Not Allowed
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CLASS B (Investment Grade)                                           $100,000         Allowed      Allowed
--------------------------------------------------------------------------------------------------------------
CLASS B (Non-Investment Grade)                                       $250,000        Required    Not Allowed
--------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE PAC/TAC/SCHEDULED COMPANION CLASSES IN $1000 DENOMINATIONS)